Exhibit 99.2

This Statement on Form 4 is filed by: (i) ACLF/Lyondell S.à.r.l., (ii) Apollo Credit Liquidity Management, L.P., (iii) Apollo Credit Liquidity Management GP, LLC, (iv) ACLF Co-Invest/Lyondell S.à.r.l., (v) ACLF Co-Investment Fund, L.P., (vi) Apollo Credit Liquidity Advisors, L.P., (vii) Apollo Credit Liquidity Capital Management, LLC, (viii) Apollo Principal Holdings II, L.P., (ix) Apollo Principal Holdings II GP, LLC, (x) LeverageSource Holdings Series III (Lux) S.à.r.l., (xi) LeverageSource Management, LLC, (xii) Apollo Management VII, L.P., (xiii) AIF VII Management, LLC, (xiv) Apollo Management, L.P., (xv) Apollo Management GP, LLC, (xvi) LeverageSource XI (N), L.P., (xvii) LeverageSource XI S.à.r.l., (xviii) Sand Holdings S.à.r.l. (“Sand Holdings”), (xix) LeverageSource III S.à.r.l., (xx) LeverageSource III, L.P., (xxi) LS III GP, LLC, (xxii) LeverageSource Holdings, L.P., (xxiii) LeverageSource Holdings GP, LLC, (xxiv) LeverageSource, L.P., (xxv) Apollo Advisors VI (EH), L.P., (xxvi) Apollo Advisors VI (EH-GP), Ltd., (xxvii) Apollo Advisors VII (EH), L.P., (xxviii) Apollo Advisors VII (EH-GP), Ltd., (xxix) Apollo Principal Holdings III, L.P., (xxx) Apollo Principal Holdings III GP, Ltd., (xxxi) AIE Eurolux S.à.r.l., (xxxii) Apollo Europe Management, L.P., (xxxiii) AEM GP, LLC, (xxxiv) Apollo Credit Funding I Ltd., (xxxv) Apollo ST Fund Management LLC, (xxxvi) Stone Tower Operating LP, (xxxvii) Stone Tower Capital LLC, (xxxviii) Stone Tower CDO II Ltd., (xxxvix) Apollo ST Advisors LLC, (xxxx) ST Management Holdings LLC) (xxxxi) Apollo Capital Management, L.P., (xxxxii) Apollo Capital Management GP, LLC, (xxxxiii) Apollo Management Holdings, L.P., and (xxxxiv) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  November 9, 2012

Issuer Name and Ticker or Trading Symbol: LyondellBasell Industries N.V. [LYB]

ACLF/LYONDELL S.À.R.L.

By:	Apollo Credit Liquidity Management, L.P.
its investment manager

	By:	Apollo Credit Liquidity Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO CREDIT LIQUIDITY MANAGEMENT, L.P.

By:	Apollo Credit Liquidity Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CREDIT LIQUIDITY MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

ACLF CO-INVEST/LYONDELL S.À.R.L.

By:	ACLF Co-Investment Fund, L.P.
its sole shareholder

	By:	Apollo Credit Liquidity Advisors, L.P.
its general partner

		By:	Apollo Credit Liquidity Capital Management, LLC
its general partner

			By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

ACLF CO-INVESTMENT FUND, L.P.

By:	Apollo Credit Liquidity Advisors, L.P.
its general partner

	By:	Apollo Credit Liquidity Capital Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO CREDIT LIQUIDITY ADVISORS, L.P.

By:	Apollo Credit Liquidity Capital Management, LLC
its general partner:

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CREDIT LIQUIDITY CAPITAL MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

LEVERAGESOURCE HOLDINGS SERIES III (LUX) S.À.R.L.

By:	LeverageSource Management, LLC
its investment manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

LEVERAGESOURCE MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

LEVERAGESOURCE XI (N), L.P.

By:	LeverageSource Holdings GP, LLC
its investment manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

LEVERAGESOURCE XI S.À.R.L.

By:	Sand Holdings S.à.r.l.
its sole shareholder

	By:	LeverageSource Holdings, L.P.
its sole shareholder

		By:	LeverageSource Holdings GP, LLC
its general partner

			By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

SAND HOLDINGS S.À.R.L.

By:	LeverageSource Holdings, L.P.
its sole shareholder

	By:	LeverageSource Holdings GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

LEVERAGESOURCE III S.À.R.L.

By:	LeverageSource III, L.P.
its sole shareholder

	By:	LS III GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

LEVERAGESOURCE III, L.P.

By:	LS III GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

LS III GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

LEVERAGESOURCE HOLDINGS, L.P.

By:	LeverageSource Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

LEVERAGESOURCE HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

LEVERAGESOURCE, L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

Apollo Advisors VII (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

Apollo Advisors VII (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VI (EH), L.P.

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ADVISORS VI (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIE EUROLUX S.À.R.L.

By:	Apollo Europe Management, L.P.
its investment manager

	By:	AEM GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO EUROPE MANAGEMENT, L.P.

By:	AEM GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AEM GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO CREDIT FUNDING I LTD.

By:	Apollo ST Fund Management LLC
its manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ST FUND MANAGEMENT LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

STONE TOWER OPERATING LP

By:	Stone Tower Capital LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

STONE TOWER CAPITAL LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

STONE TOWER CDO II LTD.

By:	Apollo ST Debt Advisors LLC
its manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ST DEBT ADVISORS LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

ST MANAGEMENT HOLDINGS, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President